OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT, dated as of January 29, 2008 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following documents (the “Documents”):

(1)
the Security Agreement, dated as of March 12, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “Security Agreement), by and among NexCen Holding Corporation, as Issuer (the “Issuer”), BTMU Capital Corporation, as Agent (the “Agent”), and certain subsidiary borrowers parties thereto, including Athlete’s Foot Brands, LLC (“AF Brands”), WV IP Holdings, LLC (“WV Brands”), Bill Blass Jeans, LLC (“BBJ”), Bill Blass International, LLC (“BBI”), PT Franchise Brands, LLC (“PT Brands”), PT Franchising, LLC (“PT Franchising”), PM Franchise Brands, LLC (“PM Brands”), PM Franchising, LLC (“PM Franchising”), Marble Slab Franchise Brands, LLC (“MS Brands”), Marble Slab Franchising, LLC (“MS Franchising”), MaggieMoo’s Franchise Brands, LLC (“MM Brands”) and MaggieMoo’s Franchising, LLC (“MM Franchising”, together with AF Brands, WV Brands, BBJ, BBI, PT Brands, PT Franchising, PM Brands, PM Franchising, MS Brands, MS Franchising and MM Brands, the “Co-Issuers”) made party thereto by execution of certain security agreement supplements (collectively, the “Security Agreement Supplements”);

(2)
the Note Funding Agreement, dated as of March 12, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “Note Funding Agreement”), by and among the Issuer, the Co-Issuers, as subsidiary borrowers party thereto, Victory Receivables Corporation, as lender (the “Lender”), and the Agent;

(3)
the Franchise Management Agreement, dated as of March 12, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “AF Franchise Management Agreement”), by and between NexCen Franchise Management, Inc. (the “Franchise Manager”) and AF Brands;

(4)
the Issuer Management Agreement, dated as of March 12, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “Issuer Management Agreement”), by and between the Franchise Manager and the Issuer;

(5)
the Amended and Restated Brand Management Agreement, dated as of May 1, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “BB Brand Management Agreement”), by and among NexCen Brand Management, Inc. (the “Brand Manager”, together with the Issuer, the Agent, the Lender, the Co-Issuers and the Franchise Manager, the “Transaction Parties”), the Issuer, BBI and BBJ;

(6)
the Amended and Restated Brand Management Agreement, dated as of August 2, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “WV Brand Management Agreement”), by and between the Brand Manager and WV Brands;

(7)
the Amended and Restated Franchise Management Agreement, dated as of September 7, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “PT Franchise Management Agreement”), by and among the Franchise Manager, PT Brands and PT Franchising;

(8)
the Amended and Restated Franchise Management Agreement, dated as of September 7, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “PM Franchise Management Agreement”), by and among the Franchise Manager, PM Brands and PM Franchising;

(9)
the Amended and Restated Franchise Management Agreement, dated as of November 8, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “MS Franchise Management Agreement”), by and among the Franchise Manager, MS Brands and MS Franchising;

(10)
the Amended and Restated Franchise Management Agreement, dated as of November 8, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the “MM Franchise Management Agreement”), by and among the Franchise Manager, MM Brands and MM Franchising; and

(11)	any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties agree to amend certain provisions of the Documents;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01. Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in the Standard Definitions attached as Annex A to each of the Documents, as amended by this Amendment (the “Standard Definitions”).

Section 2.01. Amendments to the Standard Definitions.

(a) The following definitions shall be added to the Standard Definitions:

“Cost of Goods”: Shall mean the actual costs on a cash basis of ingredients, utilities and other direct and indirect costs incurred by GAC Manufacturing, LLC to provide Ancillary Products (as defined in the Manufacturing Agreement) or produce cookie dough to be sold to GAC Supply, LLC, but shall exclude any labor and employee benefit costs. For the avoidance of doubt, “Cost of Goods” shall not include any portion of the purchase price paid by franchisees that represents any margin, as determined by the Supply Manager in accordance with its customary policies and procedures.

“Factory Borrower”: Each of GAC Supply, LLC and GAC Manufacturing, LLC.

“Factory Note”: That certain Note issued under the Security Agreement by the Issuer and the Factory Borrowers.

“Factory and Supply Distributable Cash”: For each Factory Borrower and each Payment Date, the amount deposited into the Issuer Collection Account from such entity’s Co-Issuer Collection Account in accordance with Section 3.1.1. of the related Security Agreement Supplement.

“Franchise Subsidiary Borrower Distributable Cash”: For each Franchise Subsidiary Borrower and each Payment Date, the amount deposited into the Issuer Collection Account from such Franchise Subsidiary’s Co-Issuer Collection Account in accordance with Section 3.1.1. of the related Security Agreement Supplement.

“GAC Entities”: Shall mean GAC Franchise Brands, LLC, GAC Franchising, LLC, GAC Manufacturing, LLC and GAC Supply, LLC.

“GAC Manufacturing Operating Account”: Shall mean the bank account of GAC Manufacturing, LLC at Bank of America, account number 004832054288.

“Manufacturing Agreement”: That certain Manufacturing Agreement, dated as of January 29, 2008, between GAC Manufacturing, LLC and GAC Supply, LLC.

“Restricted Vendor Supply Funds”: Shall mean funds provided under a Vendor Supply Arrangement (which may be up front fees), (a) with specific requirements for use of such funds or (b) otherwise Unrestricted Vendor Supply Funds for which the Agent grants its written consent to be treated as “Restricted Vendor Supply Funds”.

“Security Deed”: That certain Deed to Secure Debt, Assignment of Rent, Leases and Profits, and Security Agreement, dated as of January 29, 2008, by GAC Manufacturing, LLC to the Agent, as agent for the Lender.

“Subordinate Franchise Management Fee”: With respect to each Payment Date and each applicable Co-Issuer, and subject to the provisions of Section 2.2 of the applicable Management Agreement, an amount not to exceed the lesser of the sum for each Co-Issuer of (a) the actual Manager Costs incurred by the Franchise Manager for such Co-Issuer for the immediately preceding Collection Period less the Management Fees paid to the Franchise Manager in the then-current period and (b) the revenues received from such Co-Issuer during such Collection Period and deposited to the Issuer Collection Account pursuant to Section 3.1.1 of the applicable Security Agreement Supplement multiplied by that Subordinate Management Fee Percentage for such Co-Issuer as specified below or in Section 2.1 of the relevant Security Agreement Supplement; provided, however, that prior to the occurrence of a Manager Event of Default or a Manager Qualification Event (or an event which but for the giving of notice and/or lapse of time would result in a Manager Event of Default or Manager Qualification Event) with respect to any applicable Co-Issuer, the revenues received from such Co-Issuer during such Collection Period and deposited to the Issuer Collection Account pursuant to Section 3.1.1 of the applicable Security Agreement Supplement multiplied by that Subordinate Management Fee Percentage for such Co-Issuer as specified below or in Section 2.1 of the relevant Security Agreement Supplement shall be the amount paid to the Franchise Manager as its Subordinate Franchise Management Fee, subject to adjustment as necessary to result in the proper Subordinate Franchise Management Fee ultimately being paid in accordance with Section 2.2 of the applicable Management Agreement. With respect to Athlete’s Foot Brands, LLC, PT Franchise Brands, LLC, PT Franchising, LLC, PM Franchise Brands, LLC, PM Franchising, LLC, Marble Slab Franchise Brands, LLC, Marble Slab Franchising, LLC, MaggieMoo’s Franchise Brands, LLC and MaggieMoos’ Franchising, LLC, the Subordinate Management Fee Percentage shall be 10%.

“Supply and License Agreement”: That certain Supply and License Agreement, dated as of January 29, 2008, by and between GAC Supply, LLC and GAC Franchising, LLC.

“Supply Manager”: NB Supply Management Corp., a wholly-owned subsidiary of NexCen Brands.

“Supply Management Agreement”: Those certain management agreements entered into by and between the Supply Manager and the Factory Borrowers, satisfactory to the Agent.

“Supply Management Fee”: Shall have the meaning set forth in the applicable Supply Management Agreement.

“Unrestricted Vendor Supply Funds”: Shall mean funds provided under a Vendor Supply Arrangement with no specific requirements for the use of such funds.

“Vendor Supply Arrangement”: Shall mean any arrangement, written or oral, which provides for the payment of funds in the forms of rebates or other similar payments from vendors who sell goods to Franchisees or Licensees based on purchases of products, supplies or services by Franchisees or Licensees of more than one Co-Issuer, including, but not limited to, volume based products rebates, pouring rights arrangements and payments for promotion of a vendor’s products, supplies or services.

(b) The following definitions shall be amended by deleting the current definitions and replacing the same in their entirety as follows:

“Management Agreement”: The Issuer Management Agreement, Brand Management Agreement, the Supply Management Agreement and/or the Franchise Management Agreement, as the context may require.

“Management Fee”: Any of the Brand Management Fee, the Franchise Management Fee or the Supply Management Fee, as applicable.

“Manager”: The Franchise Manager, the Brand Manager, the Supply Manager and/or the Issuer Manager, as the case may be.

“Manager Costs”: With respect to a Management Agreement (other than a Supply Management Agreement, or, in the case of the Pretzel Entities, with respect to the Pretzel Management Agreements, or in the case of the Ice Cream Entities, with respect to the Ice Cream Management Agreements) all expenses incurred by the Brand Manager or the Franchise Manager, as the case may be, (other than Manager Expenses) to enhance the value of the Assets, to market, develop and exploit the Trademarks, to develop and enter into new Licenses and service and collect all Licenses and other similar activities, including collection, accounting and tax services whether performed directly or by third parties, all as specified in reasonable detail in the applicable Manager’s financial statements delivered pursuant to Section 6.1(a) of the applicable Management Agreement. With respect to the Factory Borrowers and their Supply Management Agreements, all expenses incurred by the Supply Manager to enhance the value of the Manufacturing Assets or the Supply Assets (each as defined in the applicable Supply Management Agreement), as the case may be, to service and collect all agreements and other similar activities, including collection, accounting and tax services whether performed directly or by third parties, all as specified in reasonable detail in the Supply Manager’s financial statements delivered pursuant to Section 6.1(a) of the applicable Supply Management Agreement.

“Maximum Facility Balance”: $181,000,000.

“Note Co-Issuer DSCR”: With respect to any Payment Date and any Co-Issuer, the ratio of the Rolling 6 Month Revenues (not on an aggregate basis but solely with respect to the revenues of such Note Co-Issuer) to the Debt Service Amounts (not on an aggregate basis but solely with respect to such Co-Issuer's allocable portion of the amounts payable pursuant to Sections 14.1(iv) and (v) of the Security Agreement on such Payment Date) for such Payment Date and the most recently preceding Payment Date; provided, however, that in the case of the Pretzel Entities, the Note Co-Issuer DSCR shall be calculated by aggregating Rolling 6 Month Revenues and Debt Service Amounts for all Pretzel Entities; provided, further, that in the case of the Ice Cream Entities, the Note Co-Issuer DSCR shall be calculated by aggregating Rolling 6 Month Revenues and Debt Service Amounts for all Ice Cream Entities; provided, further, that in the case of the GAC Entities, the Note Co-Issuer DSCR shall be calculated by aggregating Rolling 6 Month Revenues and Debt Service Amounts for all GAC Entities.

“Note Co-Issuer DSCR Test”: With respect to any Co-Issuer, a test that is satisfied if (1) with respect to a Note Co-Issuer that is a Franchise Subsidiary Borrower, the Note Co-Issuer DSCR is at least 1.15:1.00 and (2) with respect to a Note Co-Issuer that is a Brand Subsidiary Borrower, the Note Co-Issuer DSCR is at least 1.20:1.00; provided, that if a Co-Issuer is a Pretzel Entity, then a test that is satisfied if the Note Co-Issuer DSCR with respect to all of the Pretzel Entities is at least 1.15:1.00; provided, further, that if a Co-Issuer is an Ice Cream Entity, then a test that is satisfied if the Note Co-Issuer DSCR with respect to all of the Ice Cream Entities is at least 1.15:1.00; provided, further, that if a Co-Issuer is a GAC Entity, then a test that is satisfied if the Note Co-Issuer DSCR with respect to all of the GAC Entities is at least 1.15:1.00.

“Note Interest Rate Margin”: With respect to any Note (other than the Factory Note), prior to an Event of Default, if the Total Debt Leverage Ratio is i) greater than or equal to 5.00:1.00, 3.00% per annum; ii) less than 5.00:1.00 and greater than or equal to 4.50:1.00, 2.65% per annum; iii) less than 4.50:1.00 and greater than or equal to 3.50:1.00, 2.40% per annum; iv) less than 3.50:1.00 and greater than or equal to 2.50:1.00, 2.15% per annum; v) less than 2.50:1.00 and greater than or equal to 2.00:1.00, 1.75% per annum; and vi) less than 2.00:1.00, 1.50% per annum. For three months following the initial Funding Date, the Note Interest Rate Margin shall equal 2.65% per annum; except that (x) for the Note issued by the Issuer, GAC Franchise Brands, LLC and GAC Franchising, LLC, the Note Interest Rate Margin shall equal 3.00% per annum until the date occurring six months following the date of issuance, which date is July 29, 2008, and (y) for the Factory Note, the Note Interest Rate Margin shall equal 3.50% per annum at all times in the absence of an Event of Default. Notwithstanding the foregoing, following an Event of Default, for all Notes, the Note Interest Rate Margin shall equal 4.50% per annum,.

“Note Principal Payment”: With respect to each Payment Date and each Note, the amount of principal then due as set forth under the heading “Principal” on a Schedule to such Note, plus all amounts remaining in the Issuer Collection Account after distributions described in clauses (i) - (v) of Section 14.1(a) of the Security Agreement have been made with respect to any Receivables deposited into the Issuer Collection Account in the related Collection Period derived from a Material License Agreement securing such Note as to which a Renewal Trigger Event has occurred; provided, however, that with respect to the Factory Note, the amount of principal due as set forth under the heading “Principal” on the Schedule to the Factory Note shall be reduced by an amount equal to payments made pursuant to Section 14.1(a)(vii) on the previous Payment Date.

“Release Event”: With respect to any particular Asset, any representation as to such Asset in Section 12.12 of the Security Agreement or in the Security Deed, if applicable, shall prove to have been incorrect as of the time made and, as a result thereof, the interests of the Agent shall be adversely affected as determined by the Agent in its reasonable discretion.

“Rolling 6 Month Revenue”: With respect to any Payment Date or other date of determination, and without duplication, the sum of the Collection Period Revenues for the two most recently ending Collection Periods as of such date, less the sum of the aggregate amounts payable pursuant to Sections 14.1(a)(i) and (ii) of the Security Agreement on such Payment Date and the immediately prior Payment Date, provided, however, if there are no Collection Period Revenues for two Collection Periods, then the Rolling 6 Month Revenue shall be determined using the actual revenues for the previous 6 months, and if actual revenues are not available, the Rolling 6 Month Revenue shall be determined using a pro forma calculation, reasonably acceptable to the Agent, based on actual revenues available.

“Transaction Documents”: The collective reference to the Note Funding Agreement, the Security Agreement, the Security Agreement Supplements, the Security Deed, the Notes, the Management Agreements, the Hedge Agreements, the Indemnity Agreement, the Contribution Agreement, the Advisory Agreement, the Manufacturing Agreement, the Supply and License Agreement, any blocked account agreement and other facility documents to which the Issuer, any Co-Issuer, NexCen Brands or Manager is a party.

(c) The following Standard Definitions are hereby amended as follows:

(i) the definition of “Borrowing Base” is amended by replacing “$150,000,000” with “the Maximum Facility Balance”;

(ii) the definition of “Incentive Management Fee” is amended by replacing “Section 14.1(a)(x) or Section 14.1(d)(x)(i)” with “Section 14(a)(xiii) or Section 14(d)(xiii)”;

(iii) the definition of “Manage” is amended by adding the text “operate” immediately after the world “lease”;

(iv) the definition of “Release Date” is amended by adding the text “and/or the Security Deed, as applicable,” immediately after the text “the Security Agreement”; and

(v) the definition of “Total Debt Leverage” is amended by replacing “14.1(a)(xi)” with “14.1(a)(xiv) or 14.1(d)(xiv), as applicable”.

Section 2.02. Amendments to Security Agreement and Security Agreement Supplements.

(a) Section 3.1 of the Security Agreement is hereby amended by deleting the reference to “$150,000,000” and replacing the same with “the Maximum Facility Balance”.

(b) Section 4.1 of the Security Agreement is hereby amended by inserting “or such other form approved by the Agent” after the words “in the form attached as Exhibit D hereto.

(c) Section 6.1(7) of the Security Agreement is hereby amended by adding, immediately following the test “in this Security Agreement” the text “or in the Security Deed, if applicable,”

(d) Section 12.4(a)(iv) of the Security Agreement is hereby amended by adding the following to the end of the subsection: “, except as previously disclosed in writing to, and consented to, by the Agent”.

(e) Section 12.4(a)(viii) of the Security Agreement is hereby amended by adding the following to the end of the subsection: “, except as expressly permitted in the Security Deed for the Co-Issuer party thereto”.

(f) Section 12.4(a)(xiv) of the Security Agreement is hereby amended by inserting the following at the end of such subsection: “provided, further, that such consent of the Agent shall not required for GAC Manufacturing, LLC to enter into any reasonable agreement or instrument in connection with the purchase of goods and raw materials in the ordinary course of GAC Manufacturing, LLC’s business”.

(g) Section 12.4(a) of the Security Agreement Supplement is hereby amended by adding the following new Section 12.4(a)(xvi):

“(xvi) be party to any Vendor Supply Arrangement.”

(h) Section 12.4(b) of the Security Agreement is hereby amended by adding the following new Section 12.4(b)(xvii):

“(xvii) be party to any Vendor Supply Arrangement that would impose any liability or obligations on the Issuer whatsoever without the prior written consent of the Agent (such consent not to be unreasonably withheld), unless such liability or obligation is the application of funds that the related counterparty provided in full in accordance with such Vendor Supply Arrangement.”

(i) Section 12.9(a) of the Security Agreement is hereby amended by adding the following to the end of the subsection: “, except as expressly permitted in the Security Deed for the Co-Issuer party thereto”.

(j) Section 12.9(g) of the Security Agreement is hereby amended by adding the following to the end of such subsection: “, except as expressly permitted in the Security Deed for the Co-Issuer party thereto”.

  (k) Section 12.9(dd) of the Security Agreement is hereby amended by adding the following to the end of such subsection: “, except as expressly permitted in the Security Deed for the Co-Issuer party thereto”.

(l) Section 12.10 of the Security Agreement is hereby amended by adding the following new Section 12.10(u) thereto:

“(u) The Issuer shall enter into each Vendor Supply Arrangement that the Issuer Manager, on its behalf, deems beneficial to the conduct of the business of any Co-Issuer.”

(m) The Security Agreement is hereby amended by adding the following new Section 12.16 thereto:

“Section 12.16  Vendor Supply Arrangements.

The Issuer or the Issuer Manager on its behalf shall allocate Restricted Vendor Supply Funds to each relevant Co-Issuer in accordance with the applicable requirements or restrictions. Each Co-Issuer or the appropriate Manager shall, in turn, apply such Restricted Vendor Supply Funds, including the reallocation of such funds to franchisees and licensees for their use of such funds, if required, in accordance with the applicable requirements or restrictions. To the extent that such Restricted Vendor Supply Funds are required to be allocated to more than one Co-Issuer, the Issuer shall allocate such funds among the relevant Co-Issuers in accordance with each such Co-Issuer’s pro rata consumption, or its franchisees or licensees pro rata consumption, as applicable, of the related products, supplies or services determined based on aggregate sales thereof per annum. The Issuer shall deposit all Unrestricted Vendor Supply Funds into the applicable Franchise Subsidiary’s Co-Issuer Collection Account within two Business Days after the receipt of such funds pro rata in accordance with each such Co-Issuer’s pro rata consumption, or its franchisees’ or licensees’ pro rata consumption, as applicable, of the related products, supplies or services determined based on aggregate sales thereof per annum.”

(n) Section 13.1 of the Security Agreement is hereby amended by adding the following at the end of the first parenthetical in the first sentence therein: “and (iv) with respect to the Co-Issuer Account in the name of GAC Manufacturing, LLC and so long as the Manufacturing Agreement is in full force and effect, to the GAC Manufacturing Operating Account to reimburse GAC Manufacturing, LLC for Costs of Goods and (v) with respect to each Co-Issuer Account to which Restricted Vendor Supply Funds are allocated by the Issuer or the Issuer Manager on its behalf, to apply such funds in accordance with Section 12.16.”

(o) Section 14.1(a) of the Security Agreement is hereby amended by deleting Section 14.1(a) in its entirety and replacing the same with the following:

“(a) On each Payment Date, prior to a Deal Rapid Amortization Event, Wilmington Trust Company, shall, pursuant to the Manager Report (or if one is not timely provided, then at the direction of the Agent), withdraw funds from the Issuer Collection Account, and pay the following amounts from such funds in the following order of priority, in all cases to the extent of the Distributable Cash in the Issuer Collection Account on such Payment Date:

(i) to the appropriate financial institutions, all fees and expenses charged in connection with its maintenance of the Issuer Collection Account, all Co-Issuer Collection Accounts and any other accounts provided for under the Transaction Documents not to exceed $20,000.00 per annum;

(ii) to each Manager, the applicable Management Fee and, to the extent not previously distributed, the applicable Management Fee due on each prior Payment Date;

(iii) to the Agent for distribution to the Noteholders, payment of all indemnity payments and reasonable out-of-pocket costs and expenses incurred in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind;

(iv) to the Agent for distribution to the Noteholders, interest accrued on the Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the Note Interest Rate, but only to the extent that payment of such interest on interest shall be legally enforceable;

(v) to the Agent for distribution to the Noteholders, the Note Principal Payment for such Payment Date in reduction of the Note Principal Balance of the Notes; provided that, if a Note Co-Issuer Rapid Amortization Event has occurred, all remaining Distributable Cash allocable to such Note Co-Issuer shall be distributed to the Noteholders until the Outstanding Note Balance of such Note Co-Issuer's Note has been paid in full;

(vi) to the Franchise Manager, the applicable Subordinate Franchise Management Fee;

(vii) to the Agent for distribution to the Noteholders of the Factory Note if the Factory Note is outstanding, an amount (not to exceed the current principal balance of the Factory Note) up to the aggregate Franchise Subsidiary Borrower’s Distributable Cash and the Factory and Supply Distributable Cash after the distributions in clauses (i) - (vi) above;

(viii) to the Issuer, payment of all reasonable costs and expenses incurred by any Co-Issuer, including legal expenses in connection with the enforcement of its rights directly incurred by any such Co-Issuer;

(ix) to the Franchise Subsidiary Borrowers and the Factory Borrowers, an amount to cover each Franchise Subsidiary Borrower’s and each Factory Borrower’s state, local and property taxes;

(x) to any Hedge Counterparty, all amounts due pursuant to the related Hedge Agreement;

(xi) to each Indemnified Party, pro rata, any Secured Obligations (not otherwise provided for specifically above) owed to it;

(xii) to the Issuer, the fee due it pursuant to the Advisory Agreement;

(xiii) pro rata to: (A) the Brand Manager, the Incentive Management Fee in an amount equal to the sum of (1) 50% of the first $500,000 and (2) 75% of each $1.00 above $500,000 of Brand Subsidiary Borrowers Distributable Cash available after the distributions are made pursuant to clauses (i)-(xii) above, plus any amount to which the Brand Manager is entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement and (B) the Franchise Manager, the Incentive Management Fee in an amount equal to the sum of (1) 50% of the first $500,000 and (2) 75% of each $1.00 above $500,000 of Franchise Subsidiary Borrowers Distributable Cash available after the distributions are made pursuant to clauses (i)-(xii) above, plus any amount to which the Franchise Manager is entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement;

(xiv) to the Managers, an amount sufficient to reimburse the Managers for any advertising expenses incurred by it on behalf of a Co-Issuer and not previously reimbursed hereunder;

(xv) to the Issuer Manager, the Issuer Management Fee and, to the extent not previously distributed, the Issuer Management Fee due on each prior Payment Date; and

(xvi) to the Issuer or such party as the Issuer may direct, all remaining Distributable Cash.”

(p) Section 14.1(d) of the Security Agreement is hereby amended by deleting Section 14.1(d) in its entirety and replacing the same with the following:

“(d) On each Payment Date, subsequent to a Deal Rapid Amortization Event, Wilmington Trust Company, shall, upon direction of the Agent withdraw funds from the Issuer Collection Account and pay the following amounts from such funds in the following order of priority in all cases to the extent of the remaining Distributable Cash in the Issuer Collection Account on such Payment Date:

(i) to the appropriate financial institutions, all fees and expenses charged in connection with its maintenance of the Issuer Collection Account, all Co-Issuer Collection Accounts and any other accounts provided for under the Transaction Documents not to exceed $20,000.00 per annum;

(ii) to each Manager, the applicable Management Fee and, to the extent not previously distributed, the applicable Management Fee due on each prior Payment Date;

(iii) to the Agent for distribution to the Noteholders, payment of all indemnity payments and reasonable costs and expenses incurred in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind;

(iv) to the Agent for distribution to the Noteholders, interest accrued on the Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the Note Interest Rate, but only to the extent that payment of such interest on interest shall be legally enforceable;

(v) to the Agent for distribution to the Noteholders, the Note Principal Payment for such Payment Date in reduction of the Note Principal Balance of the Notes;

(vi) to the Agent for distribution to the Noteholders, all remaining Distributable Cash until the Outstanding Note Balance has been paid in full;

(vii) to the Franchise Manager, the applicable Subordinate Franchise Management Fees;

(viii) to the Franchise Subsidiary Borrowers and the Factory Borrowers, an amount to cover each Franchise Subsidiary Borrower’s and each Factory Borrower’s state, local and property taxes;

(ix) to any Hedge Counterparty, all amounts due pursuant to the related Hedge Agreement;

(x) to each Indemnified Party, pro rata, any Secured Obligations (not otherwise provided for specifically above) owed to it;

(xi) to the Issuer, payment of all reasonable costs and expenses incurred by any Co-Issuer relating to legal expenses in connection with the enforcement of its rights directly incurred by such Co-Issuer;

(xii) to the Issuer, the fee due it pursuant to the Advisory Agreement;

(xiii) pro rata to: (A) the Brand Manager, the Incentive Management Fee in an amount equal to the sum of (1) 50% of the first $500,000 and (2) 75% of each $1.00 above $500,000 of Brand Subsidiary Borrowers Distributable Cash available after the distributions are made pursuant to clauses (i)-(xii) above, plus any amount to which the Brand Manager is entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement and (B) the Franchise Manager, the Incentive Management Fee in an amount equal to the sum of (1) 50% of the first $500,000 and (2) 75% of each $1.00 above $500,000 of Franchise Subsidiary Borrowers Distributable Cash available after the distributions are made pursuant to clauses (i)-(xii) above, plus any amount to which the Franchise Manager is entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement;

(xiv) to the Manager, an amount sufficient to reimburse the Manager for any advertising expenses incurred by it on behalf of a Co-Issuer and not previously reimbursed hereunder; and

(xv) to the Issuer Manager, the Issuer Management Fee and, to the extent not previously distributed, the Issuer Management Fee due on each prior Payment Date; and

(xvi) to the Issuer or such party as the Issuer may direct, all remaining Distributable Cash.

(q) Section 3.9(a) of that certain Security Agreement Supplement, dated as of May 1, 2007 (the “BB Supplement”), by and among the Issuer, BBJ, BBI and the Agent, is hereby amended by:

(i) deleting the reference to “Section 14.1(a)(i) - (ix)” on the third line thereof and replacing it with “Section 14.1(a)(i) - (xii)”;

(ii) deleting the reference to “Section 14.1(a)(i) - (viii)” on the fifth and sixth lines thereof and replacing it with “Section 14.1(a)(i) - (xi)”; and

(iii) deleting the reference to “Section 14.1(d)(i) - (ix)” on the sixth line thereof and replacing it with “Section 14.1(d)(i) - (xi)”.

(r) Section 3.9(b) of the BB Supplement is hereby amended by deleting the reference to “Section 14.1(a)(i) - (ix)” on the second line thereof and replacing it with “Section 14.1(a)(i) - (xii)”.

(s)  Section 3.2 of each Security Agreement Supplement is hereby amended by deleting “funds on deposit in the Co-Issuer Lockbox Account, if any, at the end of each Business Day” in the last sentence thereof and replacing the same with “funds on deposit in the Co-Issuer Lockbox Account in excess of $10,000, if any, at the end of each Business Day, but for the avoidance of doubt, amounts not in excess of $10,000 remain part of the Collateral”.

(t)  Section 2.1 of the Security Agreement Supplement, dated as of March 14, 2007, by and among the Issuer, AF Brands and the Agent is hereby amended by deleting the reference to “40%” and replacing the same with “30%”.

(u) Section 2.1 of each of the Security Agreement Supplement, dated as of September 7, 2007, by and among the Issuer, PT Brands, PT Franchising and the Agent, the Security Agreement Supplement, dated as of September 7, 2007, by and among the Issuer, PM Brands, PM Franchising and the Agent, the Security Agreement Supplement, dated as of November 8, 2007, by and among the Issuer, MS Brands, MS Franchising and the Agent and the Security Agreement Supplement, dated as of November 8, 2007, by and among the Issuer, MM Brands, MM Franchising and the Agent, is hereby amended by deleting the reference to “40%” and replacing the same with “30%” and deleting the reference to “36%” and replacing the same with “27%”.

Section 2.03. Amendment to Note Funding Agreement

Section 2.1(d) of the Note Funding Agreement is hereby amended by deleting the reference to “$150,000,000” and replacing the same with “the Maximum Facility Balance”.

Section 3.01.  References in all Documents.

The parties hereto agree that any reference to the Standard Definitions in each of the other Transaction Documents shall now refer to the Standard Definitions as amended herein. To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern.

Section 4.01. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.02. Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 4.03. Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 4.04. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 4.05. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

Section 4.06. Franchise Subsidiary Borrowers.

As of the date hereof, after giving effect to all transactions contemplated on the date hereof, the Franchise Subsidiary Borrowers are the Pretzel Entities, the Ice Cream Entities, Athlete’s Foot Brands, LLC, GAC Franchise Brands, LLC and GAC Franchising, LLC.

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

NEXCEN HOLDING CORPORATION

By: /s/ David B. Meister
Name: David B. Meister
Title: Secretary

BTMU CAPITAL CORPORATION, as Agent

By: /s/ Cheryl A. Behan
Name: Cheryl A. Behan
Title: Senior Vice President

VICTORY RECEIVABLES CORPORATION, as Lender

By: /s/ Franklin P. Collazo
Name: Franklin P. Collazo
Title: Secretary

NEXCEN FRANCHISE MANAGEMENT, INC.

By: /s/ David B. Meister
Name: David B. Meister
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: /s/ David B. Meister
Name: David B. Meister
Title: Vice President

ATHLETE’S FOOT BRANDS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

BILL BLASS JEANS, LLC

By: NexCen Holding Corporation, its Managing
Member

By: /s/ James Haran
Name: James Haran
Title: Vice President

BILL BLASS INTERNATIONAL, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

WV IP HOLDINGS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

PT FRANCHISE BRANDS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

PT FRANCHISING, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

PM FRANCHISE BRANDS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

PM FRANCHISING, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

MS FRANCHISE BRANDS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

MS FRANCHISING, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

MM FRANCHISE BRANDS, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President

MM FRANCHISING, LLC

By: /s/ James Haran
Name: James Haran
Title: Vice President